UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 28, 2008
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ARABIAN AMERICAN DEVELOPMENT COMPANY
 (Exact name of registrant as specified in its charter)

Delaware	0-6247	75-1256622
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10830 North Central Expressway, Suite 175, Dallas, Texas 75231
(Address of principal executive offices) (Zip Code)

(Registrant’s Telephone Number, Including Area Code): (214) 692-7872

________________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events.

On September 28, 2008, the Company received letter number 2603/o from the Saudi Arabian Ministry of Petroleum & Mineral Resources conditionally approving the transfer of the Company’s Al Masane mining lease to Al Masane Al Kobra Mining Company (“ALAK”).  The Ministry added some unanticipated conditions to its written approval that primarily deal with the the Company’s and ALAK’s rights to bring legal action against the Ministry. The Company and ALAK are seeking clarification or correction. The Company’s and ALAK’s legal counsel in Saudi Arabia are working with Ministry on resolving this matter. The Company does not anticipate putting the transfer of assets into place until this matter is settled with the Ministry.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARABIAN AMERICAN DEVELOPMENT COMPANY

Date: September 30, 2008	By:	/s/ Connie Cook
Connie Cook, Secretary